SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                  September 27, 1999

ADVANTA Revolving Home Equity Loan Trust 1999-A

New York                           333-77927-01                  "Pending"

c/o ADVANTA Mortgage Corp., USA
Attn:  H. John Berens
10790 Rancho Bernardo Road
San Diego, Ca  92127

(858) 676-3099



Item 5.                          Other Events

Information relating to the distributions to Certificate holders for the August 1999 Monthly Period of the Trust in respect of the Revolving Home Equity Loan Asset Backed Notes,
Series 1999-A, (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1999 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                          Financial Statements, Exhibits

                 Exhibit No.                     Exhibit

                              1. Monthly Report for the August, 1999 Monthly
                                 Period relating to the Revolving Home Equity
                                 Loan Asset Backed Notes, Series 1999-A,
                                 issued by the ADVANTA Revolving
                                 Home Equity Loan Trust 1999-A.

                                                 EXHIBIT INDEX

Exhibit

       1.        Monthly Report for the August, 1999 Monthly
                 Period relating to the Revolving Home Equity
                 Loan Asset Backed Notes, Series 1999-A,
                 issued by the ADVANTA Revolving
                 Home Equity Loan Trust 1999-A.




                                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Revolving Home Equity Loan Trust 1999-A

BY:              ADVANTA Mortgage Corp., USA




BY:              /s/ H. John Berens
                 H. John Berens
                 Senior Vice President
                 Advanta Mortgage



September 30, 1999

                                                 EXHIBIT 1


                 ADVANTA Revolving Home Equity Loan Trust 1999-A

                            Statement to Certificateholders

                 Original        Prior
                 Face            Principal
                 Value           Balance         Interest        Principal      Total
NOTES                247,500,000.      234,442,71        1,201,05      4,854,554        6,055,609.49
CERTS
Totals               247,500,000.      234,442,71        1,201,05      4,854,554        6,055,609.49

                                                 Current         Pass-Through
                 Realized        Deferred        Principal       Rates
Class            Losses          Interest        Balance         Current        Next
NOTES                                                229,588,158.      5.588750%       5.632500%
CERTS
Totals                                               229,588,158.34

                                 Prior                                                          Current
                                 Principal                                                      Principal
Class            CUSIP           Balance         Interest        Principal      Total           Balance
A                   00757CAD0         947.2432846       4.8527471      19.614362      24.4671091    927.6289226

Delinquent Loan Information:

                                 30-59           60-89           90+
                                 Days            Days            Days                           Total
                 Principal Balanc         3,068,2        1,290,09      1,424,441.00                   5,782,830
                 % of Pool Balanc         1.2404%         0.5215%        0.5759%                        2.3378%
                 Number of Loans              122              47             52                            221
Loans in Bankruptcy
                                 30-59           60-89           90+
                                 Days            Days            Days                           Total
                 Principal Balanc              16           166,0         162,792.00                     627,05
                 % of Pool Balanc         0.0066%         0.0671%        0.0658%                        0.2535%
                 Number of Loans                1               3              5                             18
Loans in Foreclosure
                                 30-59           60-89           90+
                                 Days            Days            Days                           Total
                 Principal Balanc                                                      -
                 % of Pool Balanc        0.00000%        0.00000%        0.0000%                        0.0000%
                 Number of Loans                0               0              0                              0
Loans in REO
                                 30-59           60-89           90+
                                 Days            Days            Days                           Total
                 Principal Balanc                                                      -
                 % of Pool Balanc        0.00000%        0.00000%       0.00000%                       0.00000%
                 Number of Loans                0               0              0                              0



Note Interest Shortfall

The Amount of Insured Payment Made This Period

Substitution Amounts
Loan Reacquisition Price

Realized Losses for Current Remittance Period                                                              65,3

Servicing Fees Due for Current Period                                                                    104,35

Beginning Pool Balance                                                                             250,454,091.
Ending Pool Balance                                                                                247,357,995.

Number of Loans Reacquired to the Sponsor
Balance of Loans Reacquired to the Sponsor

Overcollateralization Deficit
Overcollateralization Reduction Amount
Current Overcollateralization Amount                                                                17,769,836.
Specified Overcollateralization Amount                                                              26,888,232.

Net Funds Cap Carry-Forward Amount